SUN CAPITAL ADVISERS TRUST

SC BlackRock Inflation Protected Bond Fund

Supplement dated July 26, 2010

To the Statement of Additional Information dated May 1, 20109

Effective immediately, the following sections of the Statement of Additional Information, dated May 1, 2010, relating to SC BlackRock Inflation Protected Bond Fund (the “Fund”) are hereby revised as indicated:

a)  Beginning on page 47 under the heading “Portfolio Managers,” Martin Hegarty is hereby added as portfolio manager of the Fund in the two places where the Fund is referenced.

b)  In the section entitled “Other Accounts Managed by Portfolio Managers – BlackRock Financial Management, Inc.” beginning on page 53, the account information as of July 19, 2010 for Martin Hegarty is hereby added as follows:

Manager	Total # of Accounts	Total Assets Under Management (in billions)
Martin Hegarty
Other Registered Investment Companies	1	$ 3.23
Other Pooled Vehicles	0	$ 0
Other Accounts	0	$ 0

c)  In the section entitled “Performance fees – BlackRock” on page 53, the performance fee information as of July 19, 2010 for Martin Hegarty is hereby added as follows:

Manager	Total # of Performance-based Fee Accounts	Total Assets Under Management (in billions)
Martin Hegarty
Other Registered Investment Companies	0	$ 0
Other Pooled Vehicles	0	$ 0
Other Accounts	0	$ 0